ROYCE LABORATORIES, INC.

                             SALES AGENCY AGREEMENT

July 6, 1995

Gruntal & Co., Incorporated
14 Wall Street
New York, New York  10005

Dear Sirs:

         Royce Laboratories, Inc., a Florida corporation (the "Company"), proposes to offer for sale in a private offering (the "Offering") pursuant to Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the "Act"), a minimum of 500,000 units and a maximum of 833,333 units (the "Units"), each Unit consisting of one share (a "Share") of common stock, par value $.005 per share (the "Common Stock"), of the Company, and one twelve-month warrant to purchase one share of Common Stock at an exercise price of $6.50 per share (individually, a "Warrant" and collectively, the "Warrants"). The Offering will be made solely to "accredited investors" as defined in Regulation D. This is to confirm our agreement concerning your acting as our exclusive placement agent (the "Placement Agent") in connection with the Offering.

         The Company has prepared and delivered to the Placement Agent copies of a confidential private placement memorandum, dated July 6, 1995, relating to, among other things, the Company, the Units and the terms of the Offering. Such confidential private placement memorandum delivered to the Placement Agent, including all exhibits thereto and all documents delivered therewith and incorporated by reference therein, is referred to herein as the "Memorandum" unless such confidential private placement memorandum or any such exhibits or documents shall be supplemented or amended in accordance with this Agreement, in which event the term "Memorandum" shall refer to such confidential private placement memorandum and such exhibits and documents as so supplemented or amended from and after the time of delivery to the Placement Agent of such supplement or amendment.

         1.       APPOINTMENT OF PLACEMENT AGENT.

                  On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints you as its Placement Agent and grants to you the exclusive right to offer, as its agent, the Units pursuant to the terms of this Agreement. On the basis of such representations and warranties, and subject to such conditions, you hereby accept such appointment and agree to use your best efforts to secure

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subscriptions to purchase a minimum of 500,000 Units (the "Minimum Amount") and a maximum of 833,333 Units (the "Maximum Amount") pursuant to the terms of this Agreement. The agency created hereby is not terminable by the Company except upon termination of the Offering contemplated hereby or upon expiration of the Offering Period (as defined below) in accordance with the terms of this Agreement.

         2.       TERMS OF THE OFFERING.

                  (a) The Minimum Amount and the Maximum Amount shall be offered for sale to prospective investors in this Offering ("Prospective Investors") at a purchase price of $6.00 per Unit (the "Offering Price"). The minimum investment by a Prospective Investor shall be $60,000 (10,000 Units), provided that the Company and the Placement Agent may reduce the minimum investment in their sole discretion. Officers, directors and employees of the Company, and the Placement Agent and its officers, directors and employees may purchase Units on the same terms and conditions as other investors and such Units shall be included in determining whether the Minimum Amount and the Maximum Amount have been subscribed for, and all references herein to subscriptions from Prospective Investors shall be deemed to include such Units.

                  (b) The Offering shall commence on the date hereof (the "Commencement Date") and shall expire at 5:00 P.M., New York time, on July 14, 1995, unless extended by mutual agreement of the Company and the Placement Agent until not later than August 14, 1995. Such period, as the same may be so extended, shall hereinafter be referred to as the "Offering Period."

                  (c) Each Prospective Investor who desires to purchase Units shall be required to deliver to the Placement Agent one copy of a subscription agreement in the form annexed to the Memorandum (a "Subscription Agreement"), including the investor questionnaire, and payment in the amount necessary to purchase the number of Units such Prospective Investor desires to purchase. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency or validity of any check or other form of payment delivered by any Prospective Investor in payment for Units.

                  (d) The Placement Agent shall hold all funds received from a Prospective Investor in escrow in an account maintained by it and shall deliver the executed copy of the Subscription Agreement received from such Prospective Investor to the Company. The Company shall notify the Placement Agent promptly of the acceptance or rejection of any subscription. The Company shall have the right, in its sole discretion to reject any subscription.

                  (e) If subscriptions to purchase at least the Minimum Amount are not received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, the Offering shall be canceled, all funds received by the Placement Agent from

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Prospective Investors shall be refunded in full, without interest (such interest, if any, to be retained by the Placement Agent), and this Agreement and the agency created hereby shall be terminated without any further obligation on the part of either party, except as provided in Section 10 hereof.

                  (f) You may engage other persons that are members of the National Association of Securities Dealers, Inc. ("NASD") or registered representatives of such members to assist you in the Offering (each such person being hereinafter referred to as a "Selected Dealer") and you may allow such persons such part of the compensation and payment of expenses payable to you hereunder as you shall determine. Each Selected Dealer shall be required to agree in writing to comply with the provisions of, and to make the representations, warranties and covenants contained in, Sections 5(b) and 6(b) by executing the form of Selected Dealer Agreement attached hereto as Exhibit I. On or prior to the Closing (as defined below), the Placement Agent shall deliver a copy of each executed Selected Dealer Agreement to the Company. By executing this Agreement, the Company hereby agrees to make, and is deemed to make, the representations and warranties to, and covenants and agreements with, each Selected Dealer (including an agreement to indemnify such Selected Dealer under Section 9 hereof) who has executed the Selected Dealer Agreement as are contained in this Agreement.

         3.       CLOSING.

                  (a) Subject to the conditions set forth in Section 8 hereof, if subscriptions to purchase at least the Minimum Amount have been received prior to the expiration of the Offering Period and accepted by the Company, the closing under this Agreement (the "Closing") shall be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York, at 10:00 A.M., New York time, on the fifth business day following the date upon which the Placement Agent receives notice from the Company that subscriptions to purchase at least the Minimum Amount have been so accepted or at such other place, time, or date as the Company and you shall agree upon (the "Closing Time"). The Company shall provide the notice required by the preceding sentence as promptly as practicable. The date upon which the Closing is held shall hereinafter be referred to as the "Closing Date."

                  Notwithstanding anything contained herein to the contrary, in no event shall the Company accept subscriptions to purchase in excess of the Maximum Amount.

                  (b) At the Closing, the Company hereby authorizes the Placement Agent to retain from the funds deposited with the Placement Agent in payment for Units the amounts payable to the Placement Agent pursuant to Sections 4(a) and 7 of this Agreement. Promptly after the Closing Date, the Company shall deliver to the purchasers of Units certificates representing the shares of Common Stock and the Warrants to which they are entitled.

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

         4.       COMPENSATION.

                  (a) If subscriptions to purchase at least the Minimum Amount are received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, you shall be entitled, as compensation for your services as Placement Agent under this Agreement, to an amount equal to 7.0% of the gross proceeds received by the Company from the sale of Units payable by the Company on the Closing Date with respect to the Units.

                  (b) If subscriptions to purchase at least the Minimum Amount have been received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, the Company shall issue and sell to you or your designees warrants (the "Agent's Warrants") to purchase the number of shares of Common Stock of the Company (the "Agent's Warrant Shares") equal to 10% of the number of Units sold by the Company on the Closing Date, exercisable for a period of three years from the Closing Date, at an exercise price equal to $6.00 per share. The purchase price for the Agent's Warrants shall equal $.005 multiplied by the number of Agent's Warrant Shares for which such Agent's Warrants are exercisable. The Agent's Warrants shall be issued pursuant to a warrant agreement between the Company and the Placement Agent (the "Placement Agent Warrant Agreement") substantially in the form attached hereto as Exhibit II.

                  (c) If subscriptions to purchase at least the Minimum Amount have been received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, the Company shall pay to you an amount equal to 1.5% of the gross proceeds received by the Company as a result of the exercise of any Warrants, payable by the Company within ten (10) business days of any such exercise.

         5.       REPRESENTATIONS AND WARRANTIES.

                  (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Placement Agent and the Selected Dealers that:

                           (i)      The Memorandum, at all times during the
period from the date hereof to and including the Closing Date, does not, and during such period will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, all in light of the circumstances under which they were made. Each statute, regulation, legal and governmental proceeding, contract, agreement, instrument, lease, license, or other document described in the Memorandum has been accurately described therein in all material respects.

                           (ii)     No document provided by the Company to
Prospective Investors pursuant to Section 6(a)(vii) hereof, and no oral information provided by the Company to Prospective Investors, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Contracts to which the Company or any of its subsidiaries is a party provided by the Company to Prospective Investors shall not be deemed to contain any untrue statement of a material fact or to omit to state any material fact if the contract so provided is a true, correct and complete copy of such contract, as amended or modified through the date it is so provided.

                           (iii)    The Company has not, directly or indirectly,
solicited any offer to buy or offered to sell any shares of Common Stock or any other securities of the Company during the twelve-month period ending on the date hereof except for the securities as may be described in the Memorandum, and has no present intention to solicit any offer to buy or to offer to sell any Common Stock or any other securities of the Company other than pursuant to this Agreement, as described in the Memorandum or as set forth on Schedule 5(a)(iii) hereto.

                           (iv)     The Company has made all filings required to
be made by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company's reports and other documents filed with the Securities and Exchange Commission (the "Commission") in 1994 and until the date hereof conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (v)      Each of the Company and its subsidiary is
(A) a corporation duly organized, validly existing and in good standing under the laws of Florida, with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Memorandum and (B) duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such qualification necessary. The Company does not own, and at the Closing Time will not own, directly or indirectly, any shares of stock or any other securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, other than Royce Research Group, Inc., its sole subsidiary, and the interest in Royce Research and Development Limited Partnership I (the "Partnership") owned by Royce Research Group, Inc., the general partner of the Partnership. Complete and correct copies of the Articles of Incorporation and of the By-laws of the Company and its subsidiary, and of the Partnership Agreement of the Partnership, as in effect on the date hereof, have been delivered to you, and no changes therein will be made on or subsequent to the date hereof and prior to the Closing Date; provided, however, that the Company intends to seek shareholder approval at its 1995 Annual Meeting of Shareholders of an amendment to its Articles of Incorporation that would increase the number of authorized shares of Common Stock from 16,666,666-2/3 to 35,000,000 shares.

                           (vi)     Since the dates as of which information is
given in the Memorandum, other than as set forth therein, (A) there has not been any material adverse change or any development involving a prospective material adverse change in the general

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affairs, business, prospects, properties, management, condition (financial or otherwise) or results of operations of the Company or its subsidiary, whether or not arising from transactions in the ordinary course of business, (B) except in the ordinary course of business, neither the Company nor its subsidiary has incurred, and neither the Company nor its subsidiary will have incurred, any material liabilities or obligations, direct or indirect, or have entered into any material transaction, (C) the Company has not and will not have paid or declared any dividends or other distributions on its capital stock and (D) there has not been any change in the capital stock of the Company or any material change in the short-term or long-term debt of the Company or its subsidiary.

                           (vii)    Price Waterhouse LLP, whose report is
included as part of the Memorandum, are independent public accountants with respect to the Company and its subsidiary as required by the Act and the rules and regulations thereunder with respect to registration statements filed under the Act.

                           (viii)   The consolidated financial statements,
together with related notes and schedules of the Company and its subsidiary, included as part of the Memorandum comply in all respects with the requirements of the Act and the rules and regulations thereunder applicable to registration statements filed under the Act and present fairly the financial position of the Company and its subsidiary on the respective dates indicated and its statement of operations for the respective periods covered thereby. The financial information and statistical data set forth in the Memorandum under the captions "Summary Financial Data" and "Selected Financial Data" are fairly stated in all material respects in relation to the financial statements of the Company and its subsidiary from which they have been derived. Such financial statements, and related notes and schedules, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis through the entire period involved.

                           (ix) (a)         Except as described in the
Memorandum, there is no action, suit, investigation or proceeding pending or threatened before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, including, without limitation, the Commission, the Food and Drug Administration (the "FDA"), the Drug Enforcement Administration (the "DEA") or the Department of Justice (the "DOJ"), or arbitrator to which the Company or its subsidiary is or may become a party or of which any property of the Company or its subsidiary is subject or affected that (A) might affect the consummation of the transactions contemplated under this Agreement, including the issuance or validity of the Units, Shares and Warrants, (B) might have a material adverse effect on the condition (financial or otherwise), sales, properties, earnings, net worth, prospects, results of operations or businesses of the Company and its subsidiary, taken as a whole ("Material Adverse Effect"), or any of its principal officers, or (C) relates to a violation of the federal Food, Drug, and Cosmetic Act (the "FDC Act"), the federal Controlled Substances Act (and each state's equivalent of such act) (collectively, the "CSA"), or any regulations promulgated thereunder. All pending legal or governmental proceedings to which the Company or its subsidiary is a party or of which any of their respective properties are subject or affected which are not described in the Memorandum, including ordinary routine litigation incidental to the business, would not have a Material Adverse Effect. No labor dispute with the employees of the Company exists or is threatened or imminent that could have a Material Adverse Effect.

                                    (b)     The Company has not received any
notice, since its removal from the Validity Assessment Program established by the FDA (the "Validity Assessment Program"), from the FDA, the DEA or the DOJ, that any product ever manufactured or marketed by the Company or its subsidiary is, or is alleged to be, an unapproved or misbranded new drug including, without limitation, (1) an order or request from the FDA, the DEA or the DOJ or other authorized governmental or regulatory body that the Company or its subsidiary recall or withdraw from the market or cease to market any of its products, or
(2) a lawsuit filed by the United States against any of the Company's products or against the Company or its subsidiary or any of their respective officers, directors or employees alleging that any of the Company's products is an unapproved or misbranded new drug.

                                    (c)     The Company has not been served,
since its removal from the Validity Assessment Program, with any complaint or received any other notice of lawsuits, arbitrations, legal or administrative or regulatory proceedings, charges, complaints or investigations by any state regulatory agency against or pending against or relating to any permits (as defined below). Except as disclosed in the Memorandum under the captions "Business-Government Regulation," "Business-Validity Assessment Program" and "Business-Legal Proceedings," since being released from the Validity Assessment Program there have not been any drug application withdrawals, product recalls or similar actions by the Company. All pre-clinical and clinical studies conducted by or on behalf of the Company, as well as all manufacturing, labeling and distribution of materials related to all drug development activities, have been conducted in compliance with applicable FDA and DEA rules and regulations in all material respects.

                                    (d)     The Company is not aware that any of
the drugs described in the Memorandum under the caption "Business -- Products" are unsafe or inefficacious.

                           (x)      (a)     The Company and its subsidiary have
all approvals, licenses, franchises, authorizations and permits (collectively, "permits") necessary under all applicable statutes, codes, rules, regulations, orders and decrees of governments or governmental bodies (collectively, "laws") that are material to the ownership, lease or use of their respective properties or the conduct of their respective businesses as described in the Memorandum. Neither the Company nor its subsidiary has received notice of any proceedings relating to the revocation or modification of any such permits that, singly or in the aggregate, would have a Material Adverse Effect, and each of the Company and its subsidiary is in all material respects in compliance with such permits and laws.

                                    (b)     All necessary new drug applications
(the "NDAs"), abbreviated new drug applications (the "ANDAs"), investigational new drug applications (the

"INDs"), premarket approval applications and amendments and/or supplements thereto, as required by the FDC Act, the regulations of the FDA adopted thereunder, and any policies issued by the FDA in connection with such INDs, NDAs, or ANDAs, premarket approval applications and amendments and/or supplements thereto, have been filed with the FDA for all drugs sold by the Company, and all necessary approvals and acknowledgements have been obtained from the FDA. The Company owns all rights to the NDAs, ANDAs, INDs and controlled substance registrations that are necessary to the businesses of the Company and its subsidiary as now conducted or proposed to be conducted, in each case as described in the Memorandum.

                                    (c)     The Company has complied in all
material respects with all requirements imposed on the controlled substance products sold or proposed for sale or testing by the Company relating to the premarket development, production, sale and marketing thereof, pursuant to the CSA, the implementing regulations promulgated by the DEA thereunder, and any policies issued by DEA concerning the premarket development, production, sale and marketing of such controlled substances, including any conditions for approval or acknowledgements, such as issuance of all registration and licensing applications, and/or any other requirements, such as physical security, recordkeeping, reporting and filing requirements, that are specific to such controlled substances.

                           (xi)     Each of the Company and its subsidiary owns,
or is licensed to use, all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, copyrights, know-how, trade secrets, licenses and rights in any thereof ("Proprietary Rights") that are material to the respective businesses of the Company and its subsidiary as now conducted and as proposed to be conducted, in each case as described in the Memorandum. The Company and its subsidiary do not have any knowledge of, and the Company and its subsidiary have not given or received any notice of any pending conflict with or infringement of, the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding, or domestic or foreign governmental investigation is pending or, to the best of the Company's knowledge, threatened, which involves any Proprietary Rights. Neither the Company nor its subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract that restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights. No Proprietary Rights used by the Company or its subsidiary and no services or products sold by the Company or its subsidiary conflict with or infringe upon, to the knowledge of the Company and its subsidiary, any proprietary rights available to any third party. Neither the Company nor its subsidiary has received written notice of any pending conflict with or infringement upon such third party proprietary rights. Neither the Company nor its subsidiary has entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. To the best knowledge of the Company, no claims have been asserted by any person with respect to the validity of or the Company's or its subsidiary's ownership of or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, that would have a Material Adverse Effect, and all applications therefor are pending and are in good standing. The Company and its subsidiary have complied, in all material respects, with their respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company or its subsidiary.

                           (xii)    The Company has an authorized, issued and
outstanding capitalization as set forth in the Memorandum, and will have the pro forma as adjusted capitalization set forth therein at the Closing Time; all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions thereof contained in the Memorandum; and none of the issued shares of capital stock of the Company has been issued in violation of any preemptive or similar right. Except as described in the Memorandum, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any shares of capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations for the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations. All of the issued shares of capital stock of the Company's subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company free and clear of all liens, encumbrances, equities or claims.

                           (xiii)   Except with respect to 16,666 shares of
Common Stock and options to purchase 24,000 shares of Common Stock owned by Goldline Laboratories, Inc., the underwriters' warrants owned by Paradise Valley Securities, Inc. and Chatfield Dean & Co., options (subject to a vesting schedule) to purchase 50,000 shares of Common Stock owned by Major Pharmaceuticals, Inc. and the number of shares of Common Stock equal to $50,000 that is payable to American Generics, Inc. and Dr. Ravi Chandran upon the occurrence of certain conditions precedent, and as otherwise described in the Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities being registered pursuant to any registration statement filed by the Company under the Act.

                           (xiv)    The Shares to be issued and sold to
Prospective Investors as part of the Units, as provided in the Subscription Agreements, have been duly authorized and when issued and delivered against payment therefor will be validly issued, fully paid and nonassessable and will conform to the description thereof in the Memorandum. The Common Stock has been registered under the Exchange Act and has been approved for quotation on the Nasdaq SmallCap Market.

                           (xv)     The Warrants to be issued and sold to
Prospective Investors as part of the Units as provided in the Subscription Agreements and the additional warrants (the "Additional Warrants") which may be issued to the purchasers of the Units (under certain conditions specified in the Subscription Agreements) (the Warrants and the Additional Warrants are hereinafter referred to collectively as the "Warrants") have been duly authorized and, when issued and delivered, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Memorandum; the Warrants are exercisable for Common Stock in accordance with the terms of a Warrant Certificate, including Exhibit I thereto (collectively, the "Warrant Certificate"); the shares of Common Stock issuable upon the exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the Warrant Certificate, will be duly authorized, validly issued, fully paid and non-assessable; and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon exercise of the Warrants pursuant to the Company's Articles of Incorporation or By-laws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company.

                           (xvi)    The Agent's Warrants to be issued and sold
to the Placement Agent as provided in the Placement Agent Warrant Agreement have been duly authorized and, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable and will conform to the description thereof in the Memorandum; the Agent's Warrants are exercisable for Common Stock in accordance with the terms of the Placement Agent Warrant Agreement and at the price therein provided; the shares of Common Stock issuable upon the exercise of the Agent's Warrants have been duly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the Placement Agent Warrant Agreement, will be duly authorized, validly issued, fully paid and nonassessable; and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon exercise of the Agent's Warrants pursuant to the Company's Articles of Incorporation or By-laws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company.

                           (xvii) All offers and sales of securities of the
Company issued prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or "blue sky" laws.

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

                           (xviii)  Neither the Company nor its subsidiary is
(A) in violation of its respective Articles of Incorporation or By-laws, (B) in violation of any statute, law, rule, code, administrative regulation, ordinance, judgment, order or decree of any government, governmental instrumentality, court, domestic or foreign, or arbitration panel or other body applicable to it where such violation would have a Material Adverse Effect or (C) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, voting agreement, voting trust agreement, loan agreement, bond, debenture, note or other evidence of indebtedness, lease, sublease, license agreement, contract or other agreement or instrument to which it is a party or by which it or any of its respective properties are bound or affected ("Contracts"), where such defaults, singly or in the aggregate, would have a Material Adverse Effect. To the knowledge of the Company, no other party under any Contract is in default in any material respect thereunder which affects the Company or its subsidiary.

                           (xix)    The Company has all requisite power and
authority to execute, deliver and perform its obligations under this Agreement, the Subscription Agreements, the Warrant Certificates and the Placement Agent Warrant Agreement. Each of this Agreement, the Subscription Agreements, the Warrant Certificates and the Placement Agent Warrant Agreement have been duly and validly authorized, executed and delivered by the Company, and each of this Agreement, the Subscription Agreements, the Warrant Certificates and the Placement Agent Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by the securities laws of the United States and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles affecting the enforcement of creditors' rights generally.

                           (xx)     The issuance of the Common Stock, the
Warrants and the Agent's Warrants, and the execution, delivery and performance of this Agreement, the Subscription Agreements, the Warrant Certificates and the Placement Agent Warrant Agreement, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, or give rise to rights of termination under, or result in the acceleration of any obligation under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary pursuant to the terms of any indenture, mortgage, deed of trust, voting agreement, voting trust agreement, loan agreement, bond, debenture, note or other evidence of indebtedness or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under any lease, sublease, contract or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary or any of their respective properties or assets are bound or affected, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or its subsidiary or a material violation of any applicable statute, law, rule, code, administrative regulation, ordinance, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or arbitration panel or other body, having jurisdiction over the Company or its subsidiary or any of their respective properties or obligations.

                           (xxi)    No consent, approval, authorization, license
or order of or from, or registration, qualification, declaration or filing with, federal, state, local, foreign or other governmental authority or any person or court, administrative agency, or other body is required for the consummation of the transactions contemplated in this Agreement, the Subscription Agreements, the Warrant Certificates or the Placement Agent Warrant Agreement, except as may have been made or obtained under any state securities or "blue sky" laws or pursuant to Regulation D.

                           (xxii) The Company and its subsidiary are in
compliance in all material respects with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management and waste disposal (collectively, the "Environmental Laws"), except for any noncompliance as may be described in the Memorandum, and to the best of the Company's knowledge, there are no circumstances that would prevent, interfere with, or materially increase the cost of such compliance in the future. Except as set forth in the Memorandum, there is no claim under any Environmental Law, including common law ("Environmental Claim"), pending or, to the knowledge of the Company, threatened against or affecting the Company or its subsidiary and, to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that could form the basis of any Environmental Claim against or affecting the Company or its subsidiary.

                           (xxiii) Each of the Company and its subsidiary has
good and marketable title to all property owned by it, in each case free and clear of all liens, charges, encumbrances or restrictions except as described in the Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Except as described in the Memorandum, all material Contracts to which the Company or its subsidiary is a party or by which the Company or its subsidiary or any of their respective properties or assets are bound are valid, subsisting and enforceable and are in full force and effect.

                           (xxiv) The Company (A) has paid all federal, state,
local and foreign taxes for which it is liable and has furnished all information returns it is required to furnish pursuant to the Internal Revenue Code of 1986, as amended, (B) has established adequate reserves for such taxes that are not due and payable and (C) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

                           (xxv)    The Company maintains insurance of the types
and in amounts that it deems adequate for its business in the exercise of its reasonable business judgment, all of which are in full force and effect.

                           (xxvi) There are no claims, payments, issuances,
arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Units, Shares or Warrants.

                           (xxvii) Neither the Company nor to the best of the
Company's knowledge any of the Company's officers, employees, agents or any other person acting on behalf of, at the direction of or for the benefit of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (a) might subject the Company or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a Material Adverse Effect or (c) if not continued in the future, might result in a Material Adverse Effect. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended. There are no transactions between or among the Company or its subsidiary and any of their officers, directors or shareholders or any affiliate of any such officer, director or shareholder that are required to be described in and are not described in the Memorandum.

                           (xxviii) Neither the Company nor, to the knowledge of
the Company, any of its affiliates has, directly or through any agent, sold, offered for sale or solicited offers to buy nor will any of the foregoing directly buy any security of the Company, as defined in the Act, that is or will be integrated with the sale of the Units, Shares or Warrants in a manner that would require the registration, pursuant to the Act, of the Offering.

                  (b) REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENT AND SELECTED DEALERS. The Placement Agent, and each Selected Dealer that the Placement Agent may from time to time appoint, by signing the Selected Dealer Agreement, hereby represents and warrants to, and agrees with, the Company and each other as to itself only as follows:

                           (i)      Such Placement Agent or Selected Dealer will
not offer or sell any Units to any investor that the Placement Agent or such Selected Dealer did not have reasonable grounds to believe and did not believe, was an "accredited investor" and otherwise met the suitability standards described in the Memorandum.

                           (ii)     Such Placement Agent or Selected Dealer will
not offer or sell any Units by means of any form of general solicitation or general advertising, including, without limitation, the following:

                                    (a)     any  advertisement, article, notice
or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and

                                    (b)     any seminar or meeting whose
attendees have been invited by any general solicitation or general advertising.

                           (iii)    Such Placement Agent or Selected Dealer is a
member in good standing of the NASD or is a registered representative thereof and is licensed to offer and sell the Units, Shares and Warrants in each jurisdiction in which the Placement Agent or such Selected Dealer has customers to which the Units, Shares and Warrants are offered and sold.

                           (iv)     Such Placement Agent or Selected Dealer will
only pay a commission to a person licensed to receive such commission in the particular state in which an investor purchasing Units resides.

                           (v)      The representations and warranties contained
in the Certificate of Selected Dealer attached to the form of Selected Dealer Agreement are true and correct as to the Selected Dealer that executed such Certificate and are true and correct as to the Placement Agent as if it had executed such a certificate.

         6.       COVENANTS.

                  (a) COVENANTS OF THE COMPANY. The Company covenants to the Placement Agent and each Selected Dealer that it will:

                           (i)      Notify you immediately, and confirm such
notice promptly in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the expiration of the Offering Period and the Closing Date, as a result of which the Memorandum would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Units, Shares or Warrants or of an exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

                           (ii)     Not supplement or amend the Memorandum
unless you and your counsel shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the later of the expiration of the Offering Period or the Closing Date, any event shall have occurred as a result of which the Memorandum contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Memorandum to comply with the Act, Regulation D or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to you and your counsel) that will correct such statement or omission or that will effect such compliance.

                           (iii)    Deliver without charge to the Placement
Agent such number of copies of the Memorandum and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

                           (iv)     Not, directly or indirectly, solicit any
offer to buy from, or offer to sell to any person any Units, Shares or Warrants, except through the Placement Agent.

                           (v)      Not solicit any offer to buy or offer to
sell Units, Shares and Warrants by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

                           (vi)     Use its best efforts to qualify or register
the Units, Shares and Warrants for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as you may reasonably request. The Company will not consummate any sale of Units, Shares and Warrants in any jurisdiction or in any manner in which such sale may not be lawfully made.

                           (vii)    At all times during the period commencing on
the date hereof and ending on the later of the expiration of the Offering Period and the Closing Date, provide to each Prospective Investor or his purchaser representative, if any, on request, such information (in addition to that contained in the Memorandum) concerning the Offering, the Company and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each Prospective Investor or his purchaser representative, if any, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such Prospective Investor or purchaser representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or purchaser representative, as the case may be. Any additional written information provided to a Prospective Investor by the Company will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. Copies of any such written information will promptly be given to the Placement Agent.

                           (viii)   Before accepting any subscription to
purchase Units from, or making any sale to, any Prospective Investor, have reasonable grounds to believe and does believe that (A) such Prospective Investor is an "accredited investor" and meets all other suitability requirements for investing in the Units set forth in the Memorandum, and (B) all representations made and furnished by such Prospective Investor in the Subscription Agreement and related documents are true and correct in all material respects.

                           (ix)     File five copies of a Notice of Sales of
Securities on Form D with the Commission no later than 15 days after the first sale of the Units and file a final notice on Form D with the Commission no later than 30 days after the last sale of Units. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish you and your counsel with copies of all such filings promptly after any such filing is made.

                           (x)      Place the following legend on all
certificates representing the Common Stock, the Warrants, the Agent's Warrants, and the shares of Common Stock for which the Warrants and Agent's Warrants are exercisable:

                           "The securities represented hereby have not been
                  registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act or such laws or an exemption from registration under such Act and such laws which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available."

                           (xi)     Not, directly or indirectly, engage in any
act or activity that may jeopardize the status of the Offering and sale of the Units, Shares and Warrants as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Offering may be made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, during the six months following completion of the Offering, (A) directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the Offering and sale of the Units, Shares and Warrants as exempt transactions under Regulation D or (B) engage in any offering of securities, without the opinion of counsel reasonably satisfactory to the Placement Agent to the effect that such offering would not result in integration with this Offering, or if integration would so result, that such integration would not jeopardize the status of this Offering as an exempt transaction under Regulation D.

                           (xii)    Apply the net proceeds from the sale of the
Units for the purposes set forth under the caption "Use of Proceeds" in the Memorandum in the manner indicated thereunder.

                           (xiii)   Not, during the period commencing on the
date hereof and ending on the later of the expiration of the Offering Period and the Closing Date, issue any press release or other communication or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets or liabilities, or the Offering, without your prior written consent (which shall not be unreasonably withheld).

                           (xiv)    The Company will not, from the date hereof
until six months after the Closing Date, without your prior written consent, offer, sell, contract to sell, grant an option relating to, or otherwise dispose of, any securities of the Company, or file a registration statement under the Act to register any shares of the Company's capital stock, including shares of Common Stock, other than (1) the sale of the Units pursuant to the Subscription Agreements, (2) the filing of a registration statement relating to the Shares and the shares of Common Stock underlying the Warrants and the Agent's Warrants pursuant to the Subscription Agreements and the Placement Agent Warrant Agreement or a post-effective amendment to any of the Company's registration statements filed prior to the date hereof, (3) pursuant to existing employment agreements, existing stock options or options currently reserved for the future grant or warrants outstanding on the date of the Memorandum and disclosed in the Memorandum, and (4) the filing of a registration statement on Form S-8 covering the options referred to in clause (3); and the Company will cause each of its directors and officers to deliver to you an agreement satisfactory in form and substance to you, whereby each agrees, from the date hereof until six months after the Closing Date, not to offer, sell, contract to sell or grant an option relating to, or otherwise dispose of any shares of Common Stock, or securities of the Company convertible or exchangeable into Common Stock, directly or indirectly, without your prior written consent.

                           (xv)     The Company shall furnish to you as early as
practicable prior to each of the date hereof and the Closing Date, but not later than two full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than 30 days prior to the date of the Memorandum) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Section 8(h) hereof.

                           (xvi)    For a period of five years after the Closing
Date, furnish you, without charge, the following:

                                    (a)     within 120 days after the end of
each fiscal year, three copies of financial statements certified by independent certified public accountants, including a balance sheet, statement of income, and statement of cash flows of the Company and its then existing subsidiaries, with supporting schedules, prepared in accordance with generally accepted accounting principles, as at the end of such fiscal year and for the 12 months then ended, which may be on a consolidated basis, and, within 60 days after the end of each fiscal quarter, three copies of unaudited interim financial statements, as at the end of such quarter and for the three months then ended;

                                    (b)     as soon as practicable after they
have been sent to shareholders of the Company or filed with the Commission, three copies of each annual and interim financial and other report or communication sent by the Company to its shareholders or filed with the Commission; and

                                    (c)     as soon as practicable, two copies
of every press release in respect of the Company or its affairs which was released by the Company.

                           (xvii)    For a period of one year from the Closing
Date, grant to the Placement Agent a right of first refusal to act as lead manager or placement agent with respect to any proposed future financings of securities of the Company or any of its subsidiaries or affiliates. If the Company or such affiliate considers making an offering of securities during such period, it shall promptly give written notice of its intent to the Placement Agent. Such notice shall include the material terms of the proposed offering. The Placement Agent shall have 20 days from the date on which it receives the Company's written notice to decide whether it wishes to act as lead manager or placement agent with respect to the Company's proposed offering of securities. If the Placement Agent wishes to exercise its right of first refusal hereunder, it shall advise the Company in writing of its decision within such twenty day period and shall use its best efforts in good faith to complete the Company's proposed offering. In that regard, the Company and the Placement Agent shall enter into such an underwriting or placement agreement relating to such offering containing such terms as are customary with respect to such offerings. The Placement Agent's failure to respond in writing to the Company's notice within such twenty day period shall constitute a decision on the part of the Placement Agent that it does not wish to act as lead manager or placement agent with respect to the Company's proposed offering. If, however, the terms of such proposed offering are subsequently modified in a material manner, the rights of the Placement Agent under this subsection shall apply to such modified proposal as if the original proposal had not been made. The Placement Agent's failure to exercise its rights with respect to any particular proposed offering shall not affect its rights relative to future proposed offerings during the term of this right of first refusal.

                           (xviii)  Promptly file an additional listing
application with the Nasdaq Stock Market covering the Shares and the shares of Common Stock underlying the Warrants and the Agent's Warrants and any other shares of Common Stock that are required to be included in such application.

                  (b) COVENANTS OF THE PLACEMENT AGENT AND SELECTED DEALERS. The Placement Agent and each Selected Dealer, if any, hereby covenants and agrees, severally, as to itself only and not jointly, as follows:

                           (i)      Such Placement Agent or Selected Dealer will
not accept the subscription of any person unless immediately before accepting such subscription the Placement Agent or such Selected Dealer has reasonable grounds to believe and does believe that (A) such person is an "accredited investor" and otherwise meets the suitability standards described in the Memorandum and (B) all representations made and information furnished by such person in the Subscription Agreement and related documents are true and correct in all material respects. Such Placement Agent or Selected Dealer agrees to notify the Company promptly if the Placement Agent or Selected Dealer, shall, at any time during the period after delivery of the documents furnished by such person to the Company in connection with subscription for Units and immediately before the sale of Units to such person, no longer reasonably believes one or more of the foregoing matters with respect to such person.

                           (ii)     Such Placement Agent or Selected Dealer will
solicit purchasers of Units only in the jurisdictions in which such solicitation may, upon the advice of counsel, be made under applicable securities or "blue sky" laws and in which the Placement Agent or Selected Dealer, as the case may be, is qualified so to act.

                           (iii)    Such Placement Agent or Selected Dealer will
render its services in connection with the Offering in accordance with Regulation D.

                           (iv)     Such Placement Agent or Selected Dealer will
only pay a commission to a person licensed to receive such commission in the particular state in which an investor purchasing Units resides.

                           (v)      Upon notice from the Company that the
Memorandum is to be amended or supplemented (which the Company will promptly give upon becoming aware of any untrue statement of a material fact required to be stated in the Memorandum or omission to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading), such Placement Agent or Selected Dealer will immediately cease use of the Memorandum until the Placement Agent and such Selected Dealer have received such amendment or supplement and thereafter will make use of the Memorandum only as so amended or supplemented, and such Placement Agent or Selected Dealer will deliver a copy of such amendment or supplement to each Prospective Investor to whom a copy of the Memorandum had previously been delivered (and who had not returned such copy) and whose subscription had not been rejected.

         7.       PAYMENT OF EXPENSES.

                  (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all fees, charges and expenses incident to the performance by the Company of its obligations hereunder, including, without limitation, all fees, charges, and expenses in connection with (i) the preparation, printing, reproduction, filing, distribution and mailing of the Memorandum, this Agreement, the

Subscription Agreements, the Warrant Certificates, the Placement Agent Warrant Agreement and all other documents relating to the offering, purchase, sale and delivery of the Units, Shares and Warrants and any supplements or amendments thereto, including the fees and expenses of counsel to the Company and the cost of all copies thereof, (ii) the issuance, sale, transfer and delivery of the certificates evidencing the Shares, the Warrant Shares, the Warrants, the Agent's Warrants and the Agent's Warrant Shares, including any transfer or other taxes payable thereon and the fees of any Transfer Agent or Registrar, (iii) the registration or qualification of the Units, Shares and Warrants or the securing of an exemption therefrom under state or foreign "blue sky" or securities laws, including, without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought and the costs of preparing preliminary, supplemental and final "Blue Sky Surveys" relating to the offer and sale of the Units, Shares and Warrants and the reasonable fees and disbursements of counsel for the Placement Agent in connection therewith; (iv) the filing fees, if any, payable to the Commission and the Nasdaq Stock Market; and (v) all other costs, fees, taxes and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section.

                  (b) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated (other than due to the Placement Agent's deliberate refusal to proceed on a timely basis, without cause), the Company shall reimburse the Placement Agent for its accountable out-of-pocket expenses in serving as Placement Agent under this Agreement, and for its out-of-pocket expenses in serving as a prospective underwriter of the Company's proposed public offering, including, without limitation, the reasonable fees and disbursements of its counsel (not to exceed an aggregate of $70,000, excluding the fees, charges and expenses referred to in subsection (a)(iii) above).

         8.       CONDITIONS.

         (i) CONDITIONS OF PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent pursuant to this Agreement and the right of the Company to obtain on the Closing Date the funds representing Units purchased at the Closing shall be subject to the performance by the Company of its obligations hereunder, and to the satisfaction of the following additional conditions:

                  (a) On the Closing Date, the Company shall have accepted subscriptions for the purchase of the Minimum Amount.

                  (b) On or prior to the Closing Date, the Placement Agent shall have been furnished such information, documents and certificates as it may reasonably require for the purpose of enabling it to review the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, or as it may otherwise reasonably request.

                  (c) The representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same effect as if made on the Closing Date, and all covenants and agreements contained in this Agreement to be performed on the part of the Company and all conditions contained in this Agreement to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with and the Placement Agent shall have received a certificate to such effect, dated the Closing Date, from the chief executive officer and chief financial officer of the Company.

                  (d) At the Closing, the Company shall have executed and delivered to the Placement Agent the Placement Agent Warrant Agreement. The Company shall also have satisfied its obligations under Sections 4(a), 7(a) and 7(b).

                  (e) You shall have received originally executed copies of the agreements referred to in Section 6(a)(xiv) from each director and officer of the Company, and the Company shall have furnished to you evidence that it has given its transfer agent appropriate "stop transfer" instructions in accordance with the provisions of such agreements.

                  (f) At the Closing Time, you shall have received the opinion of Broad and Cassel, counsel for the Company, dated the Closing Time and in form and substance satisfactory to counsel to the Placement Agent to the effect that:

                           (i)      Each of the Company and its subsidiary is
(A) duly organized and existing as a corporation in good standing under the laws of Florida, with full corporate power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Memorandum, and (B) duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such qualification necessary, except for such jurisdictions where the failure, either singly or in the aggregate, to do so or be in good standing would not have a Material Adverse Effect. To such counsel's knowledge, the Company does not own, directly or indirectly, any shares of stock or any other securities of any corporation, or have any equity interest in any firm, partnership, joint venture, association or other entity, other than Royce Research Group, Inc., its sole subsidiary, and the Partnership.

                           (ii)     The Company has all requisite corporate
power and authority to execute, deliver and perform its obligations under this Agreement, the Subscription Agreements, the Warrant Certificates and the Placement Agent Warrant Agreement. This Agreement, the Subscription Agreements, the Warrant Certificates and the Placement Agent Warrant Agreement have been duly and validly authorized, executed and delivered by the Company, and each of this Agreement, the Subscription Agreement, the Warrant Certificates and the Placement Agent Warrant Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms except as rights to indemnity and contribution hereunder and thereunder may be limited by the securities laws of the United States and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles affecting the enforcement of creditors' rights generally.

                           (iii)    The issuance of the Units, Shares and the
Warrants and the execution, delivery and performance of this Agreement, the Subscription Agreements, the Warrant Certificates and the Placement Agent Warrant Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, or give rise to rights of termination under, or result in the acceleration of any obligation under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary pursuant to the terms of any indenture, mortgage, deed of trust, voting agreement, voting trust agreement, loan agreement, bond, debenture, note or other evidence of indebtedness known to such counsel after due inquiry or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under any lease, sublease, contract or other agreement or instrument known to such counsel after due inquiry to which the Company or its subsidiary is a party or by which the Company or its subsidiary or any of their respective properties or assets are bound or affected, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or its subsidiary or any applicable statute, law, rule, code, administrative regulation, ordinance, judgment, order or decree known to such counsel of any government, governmental instrumentality or court, domestic or foreign, or arbitration panel or other body having jurisdiction over the Company or its subsidiary or any of their respective properties or obligations.

                           (iv)     The Shares and Warrants to be issued and
sold pursuant to the Subscription Agreements have been duly authorized, and, when issued and delivered against payment therefor, the Shares and Warrants will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Memorandum. The Common Stock has been registered under the Exchange Act and approved for quotation on the Nasdaq SmallCap Market. An application to list additional shares with respect to the Shares and Warrant Shares has been approved by the Nasdaq Stock Market.

                           (v)      The Company has an authorized capitalization
as set forth in the Memorandum; all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions thereof contained in the Memorandum; and, to the knowledge of such counsel, none of the issued shares of capital stock of the Company has been issued in violation of any preemptive or similar right. To such counsel's knowledge and except as described in the Memorandum, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any shares of capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations for the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

All of the issued shares of capital stock of the Company's subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and, to such counsel's knowledge, are owned by the Company free and clear of all liens, encumbrances, equities or claims.

                           (vi)     To the knowledge of such counsel, all offers
and sales of securities of the Company issued prior to the date hereof and after 1990 were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or "blue sky" laws.

                           (vii)    The certificates evidencing the Shares and
Warrants are in due and proper form.

                           (viii)   The Agent's Warrants to be issued and sold
to the Placement Agent provided in the Placement Agent Warrant Agreement have been duly authorized and, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable and will conform to the description thereof in the Memorandum; the Agent's Warrants are exercisable for Common Stock in accordance with the terms of the Placement Agent Warrant Agreement and at the prices therein provided; the shares of Common Stock issuable upon the exercise of the Agent's Warrants have been duly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the Placement Agent Warrant Agreement, will be duly authorized, validly issued, fully paid and nonassessable; and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon exercise of the Agent's Warrants pursuant to the Company's Articles of Incorporation or By-laws or any agreement or other outstanding instrument known to such counsel after due inquiry.

                           (ix)     The Warrants have been duly authorized and,
when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Memorandum; the Warrants are exercisable for shares of Common Stock in accordance with the terms of the Warrants, the Warrant Certificates and at the prices therein provided; the shares of Common Stock issuable upon the exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the Warrant Certificates, will be duly authorized, validly issued, fully paid and non-assessable; and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon exercise of the Warrants pursuant to the Company's Articles of Incorporation or By-laws or any agreement or other outstanding instrument known to such counsel after due inquiry.

                           (x)      No consent, approval, authorization, license
or order of or from, or registration, qualification, declaration or filing with, any federal, state, local, foreign or other governmental authority or any person or court, administrative agency, tribunal or other body is required for the consummation of the transactions contemplated herein or in the Subscription Agreements, the Warrant Certificates or the Placement Agent Warrant Agreement, except as may have been made or obtained under any state securities or "blue sky" laws and the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D.

                           (xi)     To such counsel's knowledge and except as
described in the Memorandum, there is no action, suit or proceeding pending or threatened before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, to which the Company or its subsidiary is or may become a party or of which any property of the Company or its subsidiary is subject or affected that (i) might affect the issuance or validity of the Stock or (ii) if adversely determined against the Company, might individually or in the aggregate result in a Material Adverse Effect.

                           (xii)    To such counsel's knowledge, the Company and
its subsidiary have all approvals, licenses, franchises, authorizations and permits (collectively, "permits") necessary under all applicable statutes, codes, rules, regulations, orders and decrees of governments or governmental bodies (collectively, "laws"), that are material to the ownership, lease or use of their respective properties or the conduct of their respective businesses. To such counsel's knowledge, neither the Company nor its subsidiary has received notice of proceedings relating to the revocation or modification of any such permits, which, singly or in the aggregate, would have a Material Adverse Effect; and to such counsel's knowledge, the Company is in all material respects in compliance with such permits and laws.

                           (xiii)   Each of the statutes, regulations, legal and
governmental proceedings, contracts, agreements, instruments, leases, licenses or other documents described in the Memorandum has been accurately described therein in all material respects. Such counsel does not know of any statutes, regulations, legal or governmental proceedings, agreements, instruments, leases, licenses or other documents which are required to be described in registration statements on Form S-1 filed with the Commission that are not so described in the Memorandum.

                           (xiv)    To such counsel's knowledge, neither the
Company nor its subsidiary is (A) in violation of its respective Articles of Incorporation or By-laws, (B) in violation of any statute, law, rule, code, administrative regulation, ordinance, judgment, order or decree of any government, governmental instrumentality, court, domestic or foreign, or arbitration panel or other body applicable to it where such violation would have a Material Adverse Effect or (C) in default in the performance or observance of any Contract where, in the case of clause (C), such defaults, singly or in the aggregate, would have a Material Adverse Effect. To the knowledge of such counsel, no other party under any Contract is in default in any material respect thereunder which would have a Material Adverse Effect.

                           (xv)     To such counsel's knowledge and except as
described in the Memorandum and in Section 5(a)(iii) of this Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities being registered pursuant to any other registration statement filed by the Company under the Act.

                           (xvi)    The Offering of the Units, Shares and
Warrants if conducted without any general solicitation or general advertising and otherwise in the manner described under "Terms of the Offering" and elsewhere in the Memorandum, constitutes a transaction exempt from the registration requirements of the Act. In rendering the opinion set forth in the immediately preceding sentence, such counsel may rely without investigation upon the accuracy of the covenants, representations and warranties of the Company, the Placement Agent and any Selected Dealers in this Agreement.

                           (xvii)   The issuance of the Agent's Warrants to the
Placement Agent or its designees constitute transactions exempt from the registration requirements of the Act.

                           (xviii) Nothing has come to such counsel's attention
to give such counsel reason to believe that any of the representations and warranties of the Company contained in this Agreement or in any certificate or document contemplated under this Agreement to be delivered is not true or correct in all material respects or that any of the covenants and agreements contained in this Agreement or in any such certificate or document to be performed on the part of the Company or any of the conditions contained in this Agreement or in any such certificate or document, or set forth in the Memorandum to be fulfilled or complied with by the Company has not been or will not be duly and timely performed, fulfilled or complied with in any material respect.

                           (xix)    The issuance of the Additional Warrants, if
conducted in the manner described in the Memorandum, will constitute a transaction exempt from the registration requirements of the Act. In rendering the opinion set forth in the immediately preceding sentence, such counsel may rely without investigation upon the accuracy of the covenants, representations and warranties of the Company, the Placement Agent and any Selected Dealers in this Agreement.

                  In addition to the matters set forth above, such counsel shall state that in the course of the preparation of the Memorandum they participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which conferences the contents of the Memorandum and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Memorandum on the basis of the foregoing, nothing has come to such counsel's attention which leads such counsel to believe that the Memorandum, as of its date and as of the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no belief with respect to the financial statements, schedules and other financial data included in the Memorandum.

                  In rendering such opinion, such counsel may rely as to factual matters upon certificates or written statements from officers of the Company or upon certificates of public officials.

                  In rendering its opinion hereunder, counsel shall not be required to express any opinions with respect to compliance with federal, state and local statutes, laws and regulations (including, without limitation, the federal Food, Drug and Cosmetic Act and the Controlled Substances Act) relating to the development, marketing and manufacturer of the Company's products, the FDA application process, and the manufacturing and distribution of such products, or matters, regarding the application of the patent laws to the business and products of the company, including statutes, laws and regulations administered by the Food and Drug Administration, the Drug Enforcement Administration, and state and local authorities having jurisdiction over pharmaceutical companies such as the Company.

                  For purposes of such opinion, the terms "to the knowledge," "to the best knowledge," "known to such counsel" or other similar words shall mean the actual, current knowledge of those attorneys in counsel's law firm who have provided services to the Company. Further, for purposes of such opinion, when counsel's opinion is after "due inquiry," it shall mean that such counsel has made reasonable inquiry of those representatives of the Company who are, in the judgment of such counsel, likely to know the facts upon which the opinion will be based and does not mean that such counsel has made searches of the public record or inquiries of third persons to verify the facts underlying the opinion. For all purposes, knowledge does not include constructive knowledge of matters.

                  (g) At the Closing Time, you shall have received the opinion of Burditt & Radzius, Chartered, special regulatory counsel to the Company, dated the Closing Time, and in form and substance satisfactory to counsel to the Placement Agent, to the effect that:

                           (i)  The statements under the captions "Risk Factors
- Tentative Approval of Captopril and General Agreement on Tariffs and Trade ("GATT") Treaty", "Business-Government Regulation," and "Business-Validity Assessment Program" (collectively the "Regulatory Portion") in the Memorandum, to the extent that they reflect matters of law, summaries of law or regulations, or regulatory status, are correct in all material respects, subject to the qualifications set forth therein.

                           (ii)   Nothing has come to the attention of such
counsel that would lead such counsel to believe that the Regulatory Portion, as of the date of the Memorandum and as of the Closing Date, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (iii)     Nothing has come to the attention of such
counsel that would lead such counsel to believe that any of the representations and warranties of the Company contained in Sections 5(a)(ix), 5(a)(x) or 5(a)(xxi) of this Agreement are not true and correct.

                  In rendering such opinion, such counsel may rely as to factual matters upon certificates or written statements from officers of the Company or upon certificates of public officials.

                  (h) At the Closing Time, Price Waterhouse LLP shall have furnished to you a letter, dated as of the date of its delivery, addressed to you and in form and substance satisfactory to you, to the effect that:

                           (ii)     In their opinion, the consolidated financial
statements and schedules and notes examined by them and included in the Memorandum comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder.

                           (iii)     On the basis of inquiries and procedures
conducted by them, including a reading of the latest available unaudited interim financial statements of the Company and its subsidiary, inquiries of officials of the Company and its subsidiary responsible for operational, financial and accounting matters, a reading of the minute books of the Company and its subsidiary and other specified procedures and inquiries, nothing has come to their attention that caused them to believe that (A) any unaudited financial statements of the Company and its subsidiary set forth in the Memorandum do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder or are not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements; and
(B) at a specified date not more than five days prior to the date of such letter there was any change in the capital stock, increase in long-term debt, or any decrease in the current net assets or shareholders' equity of the Company and its subsidiary, each as compared with the amounts shown in the balance sheet as of March 31, 1995 included in the Memorandum or, from April 1, 1995 to the specified date, there were any decreases, on a proportional basis, as compared to the quarter ended March 31, 1995, in net sales or gross profit, or any increase in operating loss, loss before income tax benefit and extraordinary item, net loss and net loss per share, except in all instances for changes, decreases or increases which the Memorandum disclose have occurred or may occur and except for such other changes, decreases or increases which you shall in your sole discretion accept.

                           (iv)     In addition to their examination referred to
in their reports included in the Memorandum and the inquiries and limited procedures referred to in clause (iii) above, they have performed other procedures, not constituting an audit, with respect to certain numerical data and financial information appearing in the Memorandum, required by you and specified in such letter and have compared such data and information with the accounting records of the Company and found them to be in agreement.

                  (i) At the Closing Time, all corporate and other proceedings taken or to be taken by the Company in connection with the issuance, sale and delivery of the Units, Shares and Warrants and the transactions contemplated hereby or described in the Memorandum and all documents incident thereto shall be satisfactory in form and substance to you and your counsel.

                  (j) There shall not have occurred, at any time prior to the Closing, (i) any domestic or international event, act or occurrence that has materially disrupted, or in your reasonable opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market; (iii) any outbreak or escalation of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, financial condition or prospects of the Company and its subsidiaries taken as a whole make it inadvisable to proceed with the offering, sale and delivery of the Units, Shares and Warrants; (viii) the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such act is insured, will, in the Placement Agent's reasonable opinion, make it inadvisable to proceed with the offering, sale and delivery of the Units, Shares and Warrants; or (ix) any change in the market for securities in general or in political, financial or economic conditions which, in your reasonable business judgment, makes it inadvisable to proceed with the offering, sale and delivery of the Units, Shares and Warrants.

                  (k) On the Closing Date, the Placement Agent shall have received a certificate, dated the Closing Date, signed by Patrick J. McEnany, President, Chief Executive and Chief Operating Officer, Loren Gelber, Vice President -- Regulatory Compliance (as to regulatory matters) and Robert E. Band, Vice President -- Finance and Chief Financial Officer, in form and substance satisfactory to you, to the effect that:

                           (i)      The representations, warranties and
agreements of the Company contained herein were, when originally made, and are, at the time such certificate is dated, true and correct.

                           (ii)     They have carefully examined the Memorandum
and (A) as of the date of such certificate the statements in the Memorandum are true and correct and the Memorandum does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of the Memorandum, no event has occurred which necessitates an amendment or supplement to the date of the Memorandum in order to make the statements therein not true or not misleading.

                           (iii)    Each of the covenants required herein to be
performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

                  (l) On the Closing Date, the Placement Agent shall have received a certificate, dated the Closing Date, signed by the Secretary of the Company, in form and substance satisfactory to the Placement Agent, certifying as to (i) the incumbency and the signatures of those officers of the Company executing this Agreement, the Subscription Agreements, the Shares, the Warrants, the Agent's Warrants, the Warrant Certificates, the Placement Agent Warrant Agreement and certificates or other documents to be pursuant to the terms of such agreements, (ii) the Articles of Incorporation and By-laws of the Company and its subsidiary and (iii) the resolutions of the Board of Directors of the Company (or duly appointed committee thereof) authorizing the execution and delivery of this Agreement, the Subscription Agreements, the shares of Common Stock, the Warrants, the Agent's Warrants, the Warrant Certificates and the Placement Agent Warrant Agreement and the transactions contemplated hereby and thereby.

                  Any certificate or other document signed by any officer of the Company and to you or to your counsel shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section 10 hereof.

         (ii) CONDITIONS OF THE COMPANY'S OBLIGATIONS. On the Closing Date, the Company shall have received a certificate(s) dated the Closing Date, signed by the Placement Agent and the Selected Dealers to the effect that the representations and warranties of the Placement Agent and the Selected Dealers contained herein were, when originally made, and are, as of the time such certificate(s) is dated, true and correct.

         9.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless the Placement Agent, the Selected Dealers and each person, if any, who controls the Placement Agent or any Selected Dealer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each of them, from and against any and all loss, liability, claim, damage, expense or action, joint or several (including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any amount paid in settlement of any litigation), commenced or threatened, or of any claim whatsoever, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, liability, claim, damage, expense or action arises out of or is based upon (i) any untrue statement or alleged untrue statement made by the Company in Section 5 of this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (or any amendment or supplement thereto), or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other document executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify all or any of the Units, Shares or Warrants under the securities laws thereof or filed with the Commission, the NASD or any securities exchange, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of the Placement Agent or any Selected Dealer to the Company expressly for use in the Memorandum or any such application or document. The Company acknowledges that the statements in the first paragraph of text under the caption "Terms of the Offering" in the Memorandum constitute the only information furnished in writing by the Placement Agent or any Selected Dealer expressly for inclusion in the Memorandum. The indemnity agreement contained in this Section 9 is in addition to any liability which the Company may otherwise have to the Placement Agent or any Selected Dealer or any controlling person of the Placement Agent or any Selected Dealer.

                           (b)     The Placement Agent agrees that it will
indemnify and hold harmless the Company, each of its officers and directors and each person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage, expense or action, joint or several, to the same extent as the foregoing indemnity from the Company to you, but only with respect to statements or omissions made in the Memorandum in reliance upon and in conformity with information furnished in writing by the Placement Agent to the Company expressly for use in the Memorandum. The indemnity agreement contained in this Section 9(b) is in addition to any liability which the Placement Agent may otherwise have to the Company or any of its directors, officers, or controlling persons. The Company acknowledges that the statements set forth in the first paragraph of text under the caption "Terms of the Offering" in the Memorandum constitutes the only information furnished in writing by the Placement Agent expressly for inclusion in the Memorandum.

                           (c)      Promptly after receipt by an indemnified
party under this Section 9 of notice of any claim, threatened claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the claim, threatened claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with its counsel, who shall be reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim, threatened claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that you shall have the right to employ counsel to represent you and your controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Placement Agent or any Selected Dealer against the Company under this Section 9 if, in your reasonable judgment, it is necessary for you, a Selected Dealer and those controlling persons to be represented by separate counsel in order to avoid an actual or potential conflict of interest or if you shall have reasonably concluded that there may be defenses available to you and those controlling persons different from or in addition to those available to the Company, and in either such event the reasonable fees and expenses of such separate counsel shall be paid by the Company. An indemnifying party shall not be liable for any settlement of any action or claims effected without its written consent (which consent shall not unreasonably be withheld).

                           (d)      Anything herein to the contrary
notwithstanding, the indemnity agreement of the Company in subsection (a) of this Section 9 hereof, the representations and warranties in Section 5 hereof and any representation or warranty as to the accuracy of the Memorandum contained in any certificate furnished by the Company pursuant to Section 8 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of the Placement Agent or any Selected Dealer who is a director, officer or controlling person of the Company, as of the date of the Memorandum, except in each case to the extent that an interest of such person shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by a controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                           (e)      In order to provide for just and equitable
contribution in circumstances in which indemnification provided for in subsections (a) or (b) of this Section 9 is unavailable, the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand, shall contribute to the aggregate loss, claim, damage, expense and liability to which the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand, may be subject (and, in any case where the Company is seeking contribution from the Placement Agent or the Selected Dealers, after seeking contribution from persons who control the Company within the meaning of the Act, and officers and directors of the Company, who may be liable for contribution and after deducting from such loss, claim, damage, expense and liability the amount of contribution obtained from such persons) in such proportions as are applicable to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand, from the offering of the Units; provided, however, that if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) of this Section 9, then the relative fault of the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages and liabilities and other relevant equitable considerations will be considered together with such relative benefits. The relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Placement Agent, in each case appearing on the cover page of the Memorandum (or, in the case of a Selected Dealer, the allowance paid to such Selected Dealer); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the Company, on the one hand, and of the Placement Agent and the Selected Dealers, on the other hand, shall be determined by reference to, among other things, whether in the case of an untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, such statement or omission relates to information supplied by the Company, on the one hand, or by the Placement Agent and the Selected Dealers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The Company, the Placement Agent and the Selected Dealers agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro-rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this subsection (e). The amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against or appearing as a third-party witness in any such action or claim. For purposes of this subsection (e), each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Placement Agent and Selected Dealers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (C) of this paragraph. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligations it may have hereunder or otherwise (except as specifically provided in subsection
(c) of this Section 9). No party shall be liable for contribution with respect to any action or claim settled without its consent (which consent shall not unreasonably be withheld).

         10. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Closing Date, and such representations, warranties, covenants and agreements, including the indemnity and contribution agreements contained in
Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 9(b), and shall survive termination of this Agreement or the issuance, sale and delivery of the Units, Shares and Warrants. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 6(a)(xvii) (only if the Minimum Amount is sold), 7, 9, 10 and 12 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

         11. NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Placement Agent, shall be mailed, or telexed or telegraphed and confirmed by letter, to its address set forth above, with a copy to Neil Gold, Esq., Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 or if sent to the Company, shall be mailed, or telexed or telegraphed and confirmed by letter, to Royce Laboratories, Inc., 5350 N.W. 165th Street, Miami, Florida 33014, Attention: President, with a copy to Philip B. Schwartz, Esq., Broad and Cassel, Miami Center, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

         12. ASSIGNMENT. This Agreement shall not be assigned by any party hereto without the prior written consent of the other parties hereto.

         13. PARTIES. (a) Except as provided below, this Agreement shall inure solely to the benefit of, and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section 9 who are entitled to indemnification or contribution, and their respective successors, legal representatives and assigns (which shall not include any purchaser, as such, of Units), and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

                  (b) Each Prospective Investor and purchaser of Units shall be entitled to rely on and enforce the representations, warranties and agreements made by the Company in favor of the Placement Agent under this Agreement.

         14. CONSTRUCTION. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed in the State of New York without giving effect to the principles of conflicts of law thereof. If any action or proceeding shall be brought by the Placement Agent in order to enforce any right or remedy under this Agreement, the Company hereby consents to and submits to, the jurisdiction of the courts of the State of New York and of any federal court sitting in the Borough of Manhattan, City of New York. The Company agrees that process in any such action or proceeding may be served in the manner provided by New York law for service on foreign persons, as appropriate.

         15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

         16.      PRIOR AGREEMENTS; AMENDMENTS.

                  (a) This Agreement shall supersede any agreement or understanding, oral or in writing, express or implied, between the Company and you relating to the sale of the Units and the Agent's Warrants, other than the Placement Agent Warrant Agreement and the rights granted to the Placement Agent in the Subscription Agreements.

                  (b) No change, amendment or supplement to, or waiver of, this Agreement or any term, provision or condition contained herein, shall be valid or of any effect unless in writing and signed by the party against whom such is asserted.

         If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                           Very truly yours,

                                           ROYCE LABORATORIES, INC.

                                           By:______________________________
                                                Patrick J. McEnany
                                                President and Chief
                                                  Executive Officer

Accepted as of the date first above written.
New York, New York

GRUNTAL & CO., INCORPORATED

By:_________________________________

                                                                     EXHIBITS

I        Selected Dealers Agreement

II       Warrant Agreement